Exhibit 99.1


PROSPECTUS


                              [TELECOM HOLDRS LOGO]

                        1,000,000,000 Depositary Receipts

                             Telecom HOLDRS SM Trust

          The Telecom HOLDRS sm Trust issues Depositary Receipts called Telecom HOLDRS sm representing your undivided beneficial ownership in the common stock of a group of specified companies that are involved in various segments of the telecommunications industry. The Bank of New York is the trustee. You only may acquire, hold or transfer Telecom HOLDRS in a round-lot amount of 100 Telecom HOLDRS or round-lot multiples. Telecom HOLDRS are separate from the underlying deposited common stocks that are represented by the Telecom HOLDRS. For a list of the names and the number of shares of the companies that make up a Telecom HOLDR, see "Highlights of Telecom HOLDRS--The Telecom HOLDRS" starting on page
11. The Telecom HOLDRS trust will issue Telecom HOLDRS on a continuous basis.

          Investing in Telecom HOLDRS involves significant risks. See "Risk Factors" starting on page 5.

          Telecom HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Telecom HOLDRS are not interests in the Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without to act without negligence or bad faith.

          The Telecom HOLDRS are listed on the American Stock Exchange under the symbol "TTH". On March 6, 2002, the last reported sale price of Telecom
HOLDRS on the American Stock Exchange was $40.80.


                               ------------------

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                               ------------------

          The date of this prospectus is March 12, 2002.

          "HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.

                                TABLE OF CONTENTS

                                Table of Contents


                                                                           Page

Summary.......................................................................3
Risk Factors..................................................................4
Highlights of Telecom Holdrs.................................................11
The Trust....................................................................18
Description of Telecom Holdrs................................................18
Description of the Underlying Securities.....................................19
Description of the Depositary Trust Agreement................................21
United States Federal Income Tax Consequences................................25
Erisa Considerations.........................................................28
Plan Of Distribution.........................................................28
Legal Matters................................................................29
Where You Can Find More Information..........................................29


                               ------------------

          This prospectus contains information you should consider when making your investment decision. With respect to information about Telecom HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Telecom HOLDRS in any jurisdiction where the offer or sale is not permitted.

          The Telecom HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Telecom HOLDRS or of the underlying securities through an investment in the Telecom HOLDRS.


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


                                     SUMMARY

          The Telecom HOLDRS trust was formed under the depositary trust agreement, dated as of January 24, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Telecom HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

          The trust currently holds shares of common stock issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various segments of the telecommunications industry. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Telecom HOLDRS is specified under "Highlights of Telecom HOLDRS--The Telecom HOLDRS." This group of common stocks, and the securities of any company that may be added to the Telecom HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 19 companies included in the Telecom HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Telecom HOLDRS are separate from the underlying common stocks that are represented by the Telecom HOLDRS. On March 6, 2002, there were 5,546,300 Telecom HOLDRS outstanding.

                                  RISK FACTORS

          An investment in Telecom HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Telecom HOLDRS, including the risks associated with a concentrated investment in the telecommunications industry.

General Risk Factors

o Loss of investment. Because the value of Telecom HOLDRS directly relates to the value of the underlying securities, you may lose all or a substantial portion of your investment in the Telecom HOLDRS if the underlying securities decline in value.

o Discount trading price. Telecom HOLDRS may trade at a discount to the aggregate value of the underlying securities.

o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Telecom HOLDRS or other corporate events, such as mergers, a Telecom HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Telecom HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

o Not necessarily representative of the telecommunications industry. At the time of the initial offering, the companies included in the Telecom HOLDRS were generally considered to be involved in various segments of the telecommunications industry, however, the underlying securities and the Telecom HOLDRS may not necessarily follow the price movements of the entire telecommunications industry. If the underlying securities decline in value, your investment in the Telecom HOLDRS will decline in value, even if common stock prices in the telecommunications industry generally increase in value. In addition, since the time of the initial offering, the companies included in the Telecom HOLDRS may not be involved in the telecommunications industry. In this case, the Telecom HOLDRS may not consist of securities issued only by companies involved in the telecommunications industry.

o Not necessarily comprised of solely telecommunication companies. As a result of distributions of securities by companies included in the Telecom HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Telecom HOLDRS and that are not involved in the telecommunications industry may be included in the Telecom HOLDRS. Pursuant to an amendment to the depositary trust agreement, the securities of a new company will only be distributed from the Telecom HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Telecom HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. As there are only 11, broadly defined sector classifications, the use of Standard & Poor's sector classifications to determine whether a new company will be included in the Telecom HOLDRS provides no assurance that each new company included in the Telecom HOLDRS will be involved in the telecommunications industry. Currently, the underlying securities included in the Telecom HOLDRS are represented in the Communication Services sector. Since each sector classification is defined so broadly, the securities of a new company could have the same sector classification as a company currently included in the Telecom HOLDRS yet not be involved in the telecommunications industry. In addition, the sector classifications of securities included in the Telecom HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classification, or both. Therefore, additional sector classifications may be represented in the Telecom HOLDRS which may also result in the inclusion in the Telecom HOLDRS, of the securities of a new company that is not involved in the telecommunications industry.

o No investigation of underlying securities. The underlying securities initially included in the Telecom HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of issuers and the market liquidity of common stocks in the telecommunications industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. The Telecom HOLDRS Trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

o Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Telecom HOLDRS may not necessarily be a diversified investment in the telecommunications industry. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Telecom HOLDRS may also reduce diversification. Telecom HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in any form of stock repurchase program by an issuer of an underlying security, or participate in a tender offer relating to one or more of the underlying securities, you will be required to cancel your Telecom HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Telecom HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Telecom HOLDRS will involve payment of a cancellation fee to the trustee.

o Trading halts. Trading in Telecom HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Telecom HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Telecom HOLDRS, you will not be able to trade Telecom HOLDRS and you will only be able to trade the underlying securities if you cancel your Telecom HOLDRS and receive each of the underlying securities.

o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Telecom HOLDRS. If the Telecom HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Telecom HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Telecom HOLDRS are delisted. There are currently 19 companies whose securities are included in the Telecom HOLDRS.

o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the Telecom HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may provide in investment banking or other services for issuers of the underlying securities.

o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Telecom


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

     HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to the Telecommunications Industry

     o Telecommunications companies' stock prices have been and will likely continue to be extremely volatile which will directly affect the price volatility of the Telecom HOLDRS and you could lose all or part of your investment. Telecommunications companies' stock prices could be subject to wide fluctuations in response to a variety of factors, including:

         o failure to integrate or realize projected benefits from acquisitions;

         o   acquisition-related announcements;

         o announcements of new contracts, technological innovations or new products;

         o   changes in government regulations;

         o   fluctuations in quarterly and annual operating results;

         o   difficulty in obtaining additional financing; and

         o   general market conditions.

          As a result, the value of your investment may be subject to significant decreases over short periods of time. In addition, the trading prices of some telecommunications companies' stocks in general have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated to or disproportionate to the operating performance of these companies. The valuations of many telecommunications companies stock prices are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of these companies do not, or in the future might not, have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of telecommunications companies, generally, could depress the stock prices of a telecommunications company regardless of telecommunications companies' results. The sharp decline in the market price of many telecommunications and telecommunications-related companies' stocks since early 2000 is an exmple of this effect. Other broad market and industry factors may decrease the stock price of telecommunications companies' common stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of telecommunication companies' stocks.

          As a result of fluctuations in the trading prices of the companies included in the Telecom HOLDRS, the trading price of Telecom HOLDRS has fluctuated significantly. The initial offering price of a Telecom HOLDR, on January 31, 2000, was $89.60 and during 2001, the price of a Telecom HOLDR reached a high of $63.81 and a low of $43.12.

     o Many telecommunications companies are highly leveraged and must raise additional capital to implement their business strategies. The business strategies of many telecommunications companies are focused on acquisitions and extensive capital expenditures. Implementing such strategies has resulted in the incurrence of substantial debt obligations and the regular need to incur additional debt. As a result of high levels of debt, these telecommunications companies will need significant cash to service existing debt obligations, which could reduce funds available to implement their business strategies. Telecommunications companies may not be able to obtain additional financing or may not be able to obtain it on a timely basis or on favorable terms. There can be no assurance that telecommunications companies will be able to service their debt, refinance existing debt or raise additional financing necessary to implement key aspects of their business strategies or continue their operations.

     o A decline in information technology spending may result in a decrease in revenues or lower the growth rate of the companies whose securities are included in Telecom HOLDRS. A decline in the demand for information technology among current and prospective customers of the companies included in Telecom HOLDRS may result in decreased revenues or a lower growth rate for these companies because their sales depend, in part, on their customers' level of funding for new or additional information technology systems and services. Moreover, demand for these telecom companies' products and services may be reduced by a decline in overall demand for computer software and services. Recently, many of the companies whose common stock are included in the Telecom HODLRS were adversely affected by the general economic slowdown and by an abrupt decline in demand for many telecommunications products and services. This has had a significant negative impact on the market price of Telecom HOLDRS and has resulted in bankruptcy filings or balance sheet reorganizations of some of the companies whose common stocks are included in Telecom HOLDRS. A continuation of the current economic downturn or other negative telecommunications trends may cause customers of the companies included in the Telecom HOLDRS to reduce or eliminate information technology spending and cause price erosion throughout the telecom industry. In addition, recent developments, namely the September 11, 2001 terrorist attacks in the United States and related military actions, as well as future events or effects occurring in response or in connection to those developments, may reduce the amount and delay the timing of capital expenditures by corporations for information technology, such as telecommunications products and services. Accordingly, no assurance can be given that the companies included in the Telecom HOLDRS will be able to increase or maintain current revenues.

     o Securities currently included in the Telecom HOLDRS, Sprint Corporation PCS Group and Sprint Corporation-FON Group, are tracking stocks and are therefore subject to additional risks relating to an investment in tracking stocks. The risks associated with tracking stocks include the following:

             o Stockholders of a tracking stock remain invested in the entire company issuing the tracking stock, even though the tracking stock is intended to reflect the operating performance of specific operations of a company's business. As a result, the performance and financial results of one of the tracked operations of Sprint Corporation could also negatively affect the market price of Sprint Corporation's other tracking stock and on the Telecom HOLDRS. This may also result in the market price of the tracking stock not solely reflecting the performance of the operations the tracking stock is intended to reflect.'

            o A holder of tracking stock does not have any direct voting rights to elect the management of the operations represented by the tracking stock or to make fundamental decisions affecting the tracked operations. The holders of tracking stock have voting rights that are similar to that of common shareholders of the company that issued the tracking stock, and would, along with the other shareholders, be limited to electing the management of the entire company rather than the management of the tracked operations. In addition, all of the shareholders of the company may be entitled to vote on fundamental decisions affecting the tracked operations. Consequently, the management of the company may make operational, financial and other decisions that may not be in the best interests of the holders of one of Sprint Corporation's tracking stocks or that favor one tracking stock to the detriment of the other tracking stock. For example, management of the company may decide to sell assets or discontinue operations relating to the tracked operations without the consent of the holders of the tracking stock and the consideration received on any sale of assets may be less than what would be received if the tracked operations were a separate company. In addition, management of the company could adversely change the terms of the tracking stock without seeking the approval of a majority of the holders of the tracking stock affected by the change.

            o Sprint Corporation has the option to convert PCS Group tracking stock into FON Group tracking stock. It is possible that the consideration received as a result of any conversion may be lower than the market price at the time of the deposit into the Telecom HOLDRS and that the security received in exchange may not reflect the economic performance of the tracked operations.

            o In the event of a dissolution of Sprint Corporation, the holders of the tracking stocks will not have preferential rights to the respective assets of the tracked operations of Sprint Corporation and these assets may become subject to liabilities attributable to the other group. In addition, any payment to the holders of the tracking stock as a result of a dissolution may be allocated between groups by a specified formula regardless of each group's relative contribution to the company as a whole.

            o On each additional issuance of any class of stock by Sprint Corporation, the voting rights, rights on dissolution and rights to dividends on Sprint Corporation tracking stocks will be diluted. In addition, any additional issuances of the PCS Group or FON Group tracking stock by Sprint Corporation, could dilute the value of each of the tracking stocks and the proceeds received on any additional issuance may not be allocated to the operations represented by the tracking stock.

          Generally, the terms of a tracking stock differ from those of the common stock of the same company. Please see the public filings of Sprint Corporation for more information on the PCS Group and FON Group tracking stocks. For information on where you can access Sprint's public filings, please see "Where you can find more information." Please also see Annex A for information on issuers of securities in the Telecom HOLDRS who have announced plans to issue tracking stock.

  o Failure to integrate acquisitions could disrupt operations and prevent the realization of intended benefits. Many telecommunications companies are active acquirors of other companies as part of their business plans. There can be no assurance that telecommunications companies will be able to integrate these acquired companies, which may result in failure to realize expected cost savings, increases in revenue and other projected benefits from such integration. There can be no assurance that telecommunications companies will be able to attract and retain qualified personnel from acquired businesses or be successful in integrating such personnel. Further, telecommunications companies may suffer material adverse short and long-term effects on operating results and financial condition as a result of such acquisitions.

  o Inability to manage rapid growth could adversely affect financial reporting, customer service and revenues. Many telecommunications companies are rapidly expanding their networks and operations. This expansion has placed and will continue to place significant demands on the operating, financial control and billing systems, customer support, sales and marketing and administrative resources and network infrastructure of many telecommunications companies. This growth will require many telecommunications companies to enhance management, financial and information systems and to effectively develop and train their employee base.

  o Changes in the regulatory environments in which telecommunications companies operate could affect their ability to offer products and services. Communications services and products are subject to significant regulation at the federal, state, local and international levels. Delays in receiving required regulatory approvals and licenses or the enactment of new and adverse regulatory requirements may have a material adverse effect upon the ability of telecommunications companies to continue to offer existing and new products and services. In addition legislative, judicial, and regulatory agency actions could negatively affect the ability of many telecommunications companies to maintain required licenses or renew licenses upon their expiration.

  o If telecommunications companies do not adapt to the rapid changes in the industry, they could lose customers or market share. The telecommunications industry is changing rapidly due to, among other factors, deregulation initiatives in many countries, privatization of monopoly government telecommunications providers, technological improvements, expansion of telecommunications infrastructure and the globalization of the world's economies and trade. This period of rapid technological evolution is marked by the introduction of new products and services and increased availability of transmission capacity, as well as the increasing utilization of Internet-based technologies for voice and data transmission. The success of telecommunications companies will depend substantially on their ability to predict which of the many possible networks, products and services will be important to finance, establish and maintain. In particular, as telecommunications companies expand and develop their network further, they will become increasingly exposed to the risks associated with the relative effectiveness of their technology and equipment. The cost of implementation of technologies could be significant, and there can be no assurances that a telecommunications company will select appropriate technology and equipment or that it will obtain appropriate new technology on a timely basis or on satisfactory terms. The failure to obtain effective technology and equipment may adversely affect a telecommunications company ability to offer competitive products and services and the viability of its operations.

  o Virtually every aspect of the telecommunications industry is extremely competitive which could adversely affect the business, results of operations and financial conditions of many telecommunications companies. Many telecommunications companies face significant competition from other telecommunications companies with greater or equal market share and financial resources. Many telecommunications companies compete domestically and internationally with incumbent telecommunications providers, some of which have special regulatory status and exclusive rights to provide certain services, and all which have historically dominated local telecommunications. Many telecommunications companies also compete with long distance carriers for the provision of long distance services. Sometimes the incumbent telecommunications provider offers both local and long distance services. A continuing trend toward business combinations and alliances in the telecommunications industry may create significant new and larger competitors.

  o Inability to offer long distance on a profitable basis could adversely affect the revenues of many telecommunications companies. Many telecommunications companies offer domestic and international long distance services. The long distance market is extremely competitive. The risks associated with this market include the following:

                o the need to engage in significant price competition and discounting to attract and retain customers;

                o   high average customer turnover rates;

                o reliance on other carriers for a portion of transmission and termination services; and

                o   difficulty in estimating future supply and demand.

       o Inability to predict traffic volume could adversely affect the revenues of many telecommunications companies. Some telecommunications companies offering long distance services enter into long-term


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

             agreements for leased capacity on the land based or undersea cable and switches of other telecommunications companies. If capacity is leased in anticipation of traffic volumes that do not reach expected levels, telecommunications companies will have to pay for transmission capacity without corresponding revenues. Also, additional fees are often charged when a telecommunications company under-utilizes the capacity it leases. Conversely, if a telecommunications company underestimates its need for capacity, it often must obtain additional transmission capacity through more expensive sources.

       o System failures, interruptions or shutdowns may cause loss of customers. The success of many telecommunications companies depends upon their ability to deliver reliable, high-speed telecommunications service over their networks. The companies' networks are vulnerable to damage or cessation of operations from fire, earthquakes, severe storms, power loss and similar events, particularly if such events occur within a high traffic location of the network. As many of telecommunications companies increase both their capacity and reach, and as traffic volume continues to increase, they will be faced with increasing demands and challenges in managing circuit capacity and traffic management systems. Any prolonged failure of communications networks or other systems or hardware that causes interruptions to operations could seriously damage the reputation of such telecommunications companies and result in customer attrition and financial losses.

       o Many telecommunications companies may not be able to implement billing and customer information systems effectively and on schedule which could adversely affect their growth and ability to bill and receive payments from customers. Sophisticated billing and information systems are vital to the growth of many telecommunications companies and their ability to bill and receive payments from customers, reduce credit exposure and monitor costs. If these systems are not effectively implemented or are delayed, call details may not be accurately recorded and customer bills may not be generated promptly or accurately. This would adversely affect the business of these telecommunications companies since they would not be able to promptly collect on customer balances due them.

       o The international operations and investments of many telecommunication companies expose them to risks associated with the instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. The risks that telecommunications companies' international operations and investments are exposed to include:

                o  general economic, social and political conditions;

                o the difficulty of enforcing agreements and collecting receivables through certain foreign legal systems;

                o differing tax rates, tariffs, exchange controls or other similar restrictions;

                o  currency fluctuations; and

                o changes in and compliance with domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions.

       o Many telecommunications companies are dependent on their ability to continue to retain and attract highly skilled technical and managerial personnel to develop and operate their businesses. The success of many telecommunications companies is highly dependent on the experience, abilities and continued services of key executive officers and key technical personnel. If these companies lose the services of any of these officers or key technical personnel, their future success could be undermined. Competition for such personnel and relationships is intense, especially in emerging markets. There is no certainty that any of these telecommunications companies will be able to continue to attract and retain qualified personnel.

                          HIGHLIGHTS OF TELECOM HOLDRS

          This discussion highlights information regarding Telecom HOLDRS; we present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Telecom HOLDRS.

Issuer......................    Telecom HOLDRS Trust.

The trust...................    The Telecom HOLDRS Trust was formed under the
                                depositary trust agreement, dated as of January
                                24, 2000 among The Bank of New York, as trustee,
                                Merrill Lynch, Pierce, Fenner & Smith
                                Incorporated, other depositors and the owners of the Telecom HOLDRS and was amended on November
                                22, 2000. The trust is not a registered
                                investment company under the Investment Company
                                Act of 1940.

Initial depositor...........    Merrill Lynch, Pierce, Fenner & Smith
                                Incorporated.

Trustee.....................    The Bank of New York, a New York state-
                                chartered banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement. The trustee is responsible for receiving deposits of underlying securities and delivering Telecom HOLDRS representing the underlying securities issued by the trust. The Trustee holds the underlying securities on behalf of the holders of Telecom
                                HOLDRS.

Purpose of Telecom HOLDRS...    Telecom HOLDRS are designed to achieve the
                                following:

                                Diversification. Telecom HOLDRS are designed to allow you to diversify your investment in the telecommunications industry through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities.

                                Flexibility. The beneficial owners of Telecom HOLDRS have undivided beneficial ownership interests in each of the underlying securities represented by the Telecom HOLDRS, and can cancel their Telecom HOLDRS to receive each of the underlying securities represented by the

                                Telecom HOLDRS. Transaction costs. The expenses associated with buying and selling Telecom HOLDRS in the secondary market are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets................    The trust holds shares of common stock issued by
                                specified companies that, when initially selected, were involved in the telecommunications industry. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies will not change.
                                Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust Agreement--Distributions" and
                                "--Reconstitution events." There are currently
                                19 companies included in the Telecom HOLDRS. The trust's assets may increase or decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Telecom HOLDRS..........    The trust has issued and may continue to issue,
                                Telecom HOLDRS that represent an undivided beneficial ownership interest in the shares of U.S.-
                                traded common stock that are held by the trust.
                                The Telecom HOLDRS themselves are separate from the underlying securities that are represented by the Telecom HOLDRS.

                                The following chart provides:

                                o the names of the 19 issuers of the underlying securities currently represented by a Telecom HOLDRS,

                                o  the stock ticker symbols,

                                o the share amounts currently represented by a round-lot of 100 Telecom HOLDRS, and

                                o  the principal U.S. market on which the
                                   securities of the selected companies are traded.

                                                     Share          Primary
     Name of Company (1)                Ticker      Amounts     Trading Market
     ALLTEL Corp.                         AT              2          NYSE
     AT&T Corp.                           T              25          NYSE
     AT&T Wireless Services              AWE          8.045          NYSE
     BCE Inc.                            BCE              5          NYSE
     BellSouth Corp.                     BLS             15          NYSE
     Broadwing Inc.                      BRW              2          NYSE
     CenturyTel, Inc.                    CTL              1          NYSE
     Level 3 Communications, Inc.        LVLT             3         NASDAQ
     McLeodUSA Inc.                      MCLDQ            3*        NASDAQ
     MCI Group                           MCIT           .88         NASDAQ
     Nextel Communications, Inc.         NXTL             6*        NASDAQ
     NTL Incorporated                    NLI           1.25*         NYSE
     Qwest Communications
      International Inc.                  Q        12.91728*         NYSE
     SBC Communications Inc.             SBC             27          NYSE
     Sprint Corporation--FON Group       FON              6          NYSE
     Sprint Corporation--PCS Group       PCS              6*         NYSE
     Telephone and Data Systems, Inc.    TDS              1          AMEX
     Verizon Communications               VZ          21.76*         NYSE
     WorldCom, Inc.                      WCOM            22         NASDAQ

     ---------------------------------------------------------------------------

                                    (1) Effective January 28, 2002, Global
                                    Crossing Ltd. was delisted from trading on the New York Stock Exchange, and was not listed for trading on another national securities exchange, or through the Nasdaq National Market System within five business days. As such, Global Crossing, in accordance with the terms of the depositary trust agreement, was distributed from the basket and is no longer included in Telecom HOLDRS.

                                The companies whose common stocks were
                                included in the Telecom HOLDRS at the time the Telecom HOLDRS were originally issued generally were considered to be among the 20 largest and most liquid companies involved in the telecommunications industry as measured by market capitalization and trading volume on December 15, 1999. The market capitalization of a company is determined by multiplying the market price of its common stock by the number of outstanding shares of its common stock.

                                The trust only will issue and cancel, and you only may obtain, hold, trade or surrender, Telecom HOLDRS in a round-lot of 100 Telecom HOLDRS and round-lot multiples. The trust will only issue Telecom HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Telecom HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Telecom HOLDRS, the trust may require a minimum of more than one round-lot of 100 Telecom HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Telecom HOLDRS. The number of outstanding Telecom HOLDRS will increase and decrease as a result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Telecom HOLDRS on a continuous basis when an investor deposits the required shares of common stock with the trustee.

Purchases...................    You may acquire Telecom HOLDRS in two ways:

                                o through an in-kind deposit of the required number of shares of common stock of the underlying issuers with the trustee, or

                                o through a cash purchase in the secondary trading market.

Issuance and cancellation
fees........................    If you wish to create Telecom HOLDRS by
                                delivering to the trust the requisite shares of common stock represented by a round-lot of 100
                                Telecom HOLDRS, The Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Telecom HOLDRS. If you wish to cancel your Telecom HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Telecom
                                HOLDRS.

Commissions.................    If you choose to deposit underlying securities
                                in order to receive Telecom HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker, in addition to the issuance fee charged by the trustee described above.

Custody fees................    The Bank of New York, as trustee and as
                                custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Telecom
                                HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Telecom HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to Telecom
HOLDRS.....................     You have the right to withdraw the underlying
                                securities upon request by delivering a round-lot or integral multiple of a round-lot of Telecom HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Telecom HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of such fractional share. Except with respect to the right to vote for dissolution of the trust, the Telecom HOLDRS themselves will not have voting rights.

Rights relating to the
underlying securities........   Telecom HOLDRS represents your beneficial
                                ownership of the underlying securities. Owners of Telecom HOLDRS have the same rights and privileges as if they owned the underlying securities beneficially outside of Telecom HOLDRS. These include the right to instruct the trustee to vote the underlying securities or you may attend shareholder meetings yourself, the right to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge Telecom
                                HOLDRS and the right to surrender Telecom HOLDRS to receive the underlying securities. Telecom
                                HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections
                                13(d) and 16(a) of the Exchange Act. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Telecom HOLDRS. However, due to the nature of Telecom HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Telecom HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                                A holder of Telecom HOLDRS is not a registered owner of the underlying securities. In order to become a registered owner, a holder of Telecom HOLDRS would need to surrender their Telecom HOLDRS, pay the applicable fees and expenses, receive all of the underlying securities and follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                You retain the right to receive any reports and communications that the issuers of underlying securities are required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Telecom HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Telecom HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your instructions.

                                The depositary trust agreement entitles you to receive, subject to certain limitations and net of any fees and expenses of the trustee, any distributions of cash (including dividends), securities or property made with respect to the underlying securities. However, any distribution of securities by an issuer of underlying securities will be deposited into the trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities have a Standard & Poor's sector classification that is different from the sector classifications represented in the Telecom HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be made available to you, may be disposed of or may lapse.

                                There may be a delay between the time any cash or other distribution is received by the trustee with respect to the underlying securities and the time such cash or other distributions are distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Telecom HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                If you wish to participate in a tender offer for any of the underlying securities, or any form of stock repurchase program by an issuer of an underlying security, you must surrender your Telecom HOLDRS (and pay the applicable fees and expenses) and receive all of your underlying securities in exchange for your Telecom HOLDRS. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the Depositary Trust Agreement -Withdrawal of underlying securities."

Ownership rights in
fractional shares in the
underlying securities........   As a result of distributions of securities by
                                companies included in the Telecom HOLDRS or other corporate events, such as mergers, a Telecom HOLDR may represent an interest in a fractional share of an underlying security. You are entitled to receive distributions proportionate to your fractional shares. In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Telecom HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001
                                Telecom HOLDRS are outstanding and each Telecom
                                HOLDR represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Telecom
                                HOLDRS. If 50,000 holders of such Telecom HOLDRS vote their underlying securities "yes" and 50,001 vote "no", there will be 87,500 affirmative votes and 87,501.75 negative votes.
                                The trustee will ignore the .75 negative votes and will deliver to the issuer 87,500 affirmative votes and 87,501 negative votes.

Reconstitution events........   The depository trust agreement provides for the
                                automatic distribution of underlying securities from the Telecom HOLDRS to you in the following four circumstances:

                                A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Telecom HOLDRS.

                                B.      If the SEC finds that an issuer of
                                        underlying securities should be
                                        registered as an investment company
                                        under the Investment Company Act of
                                        1940, and the trustee has actual
                                        knowledge of the SEC finding, then the
                                        trustee will distribute the shares of
                                        that company to the owners of the
                                        Telecom HOLDRS.

                                C.      If the underlying securities of an
                                        issuer cease to be outstanding as a
                                        result of a merger, consolidation,
                                        corporate combination or other event,
                                        the trustee will distribute the
                                        consideration paid by and received from
                                        the acquiring company or the securities
                                        received in exchange for the securities
                                        of the underlying issuer whose
                                        securities cease to be outstanding to
                                        the beneficial owners of Telecom HOLDRS, only if the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Telecom HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received will be deposited into the trust.

                                D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the securities are delisted.

                                To the extent a distribution of underlying securities from the Telecom HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                                In addition, securities of a new company will be added to the Telecom HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard and Poor's sector classification that is different from the Standard & Poor's sector classification of any other security then included in the Telecom HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

                                It is anticipated, as a result of the broadly defined sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in Telecom HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Telecom HOLDRS will be distributed from the Telecom HOLDRS to you.

Standard & Poor's sector
classifications..............   Standard & Poor's Corporation is an independent
                                source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard
                                & Poor's sector classifications and each class of publicly traded securities of a company are each given only one sector classification. The securities included in the Telecom HOLDRS are currently represented in the Communication
                                Services sector. The Standard & Poor's sector classifications of the securities included in the Telecom HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard &
                                Poor's alters the criteria it uses to determine sector classifications, or both.

Termination events...........   A.      The Telecom HOLDRS are delisted from the
                                        American Stock Exchange and are not
                                        listed for trading on another U.S.
                                        national securities exchange or through
                                        the Nasdaq National Market System within five business days from the date the Telecom HOLDRS are delisted.

                                B.      The trustee resigns and no successor
                                        trustee is appointed within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, of its intent to resign.

                                C. 75% of beneficial owners of outstanding Telecom HOLDRS vote to dissolve and liquidate the trust.

                                If a termination event occurs, the trustee will distribute the underlying securities as promptly as practicable after the termination event.

                                Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $10.00 per round-lot of 100 Telecom HOLDRS surrendered, along with any taxes or other governmental charges, if any.

United States Federal income
tax consequences.............   The United States federal income tax laws will
                                treat a U.S. holder of Telecom HOLDRS as directly owning the underlying securities. The
                                Telecom HOLDRS themselves will not result in any United States federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing......................   The Telecom HOLDRS are listed on the American
                                Stock Exchange under the symbol "TTH" On
                                March 6, 2002, the last reported sale price of the Telecom HOLDRS on the American Stock
                                Exchange was $50.80.

Trading......................   Investors are only able to acquire, hold,
                                transfer and surrender a round-lot of 100
                                Telecom HOLDRS. Bid and ask prices, however, are quoted per single Telecom HOLDRS.

Clearance and settlement.....   Telecom HOLDRS have been issued in book-entry
                                form. Telecom HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The Depository Trust Company, referred to as DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information see "Description of Telecom HOLDRS."

                                    THE TRUST

          General. This discussion highlights information about the Telecom HOLDRS trust. You should read this information, information about the depositary trust agreement, as well as the depositary trust agreement and the amendment to the depositary trust agreement before you purchase Telecom HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

          The Telecom HOLDRS trust. The trust was formed pursuant to the depositary trust agreement, dated as of January 24, 2000. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Telecom HOLDRS trust is not a registered investment company under the Investment Company Act of 1940.

          The Telecom HOLDRS trust is intended to hold deposited shares for the benefit of owners of Telecom HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040 or earlier if a termination event occurs.

                          DESCRIPTION OF TELECOM HOLDRS

          The trust has issued Telecom HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Telecom HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

            You may only acquire, hold, trade and surrender Telecom HOLDRS in a round-lot of 100 Telecom HOLDRS and round-lot multiples. The trust will only issue Telecom HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Telecom HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Telecom HOLDRS, the trust may require a minimum of more than one round-lot of 100 Telecom HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Telecom HOLDRS.

            Telecom HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Telecom HOLDRS--The Telecom HOLDRS."

            Beneficial owners of Telecom HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Telecom HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Telecom HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

            The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Telecom HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Telecom HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Telecom HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

            Telecom HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Telecom HOLDRS are available only in book-entry form. Owners of Telecom HOLDRS may hold their Telecom HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

          Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of selection, were involved in various segments of the telecommunications industry and whose common stock is registered under section 12 of the Exchange Act. The issuers of the underlying securities were as of December 15, 1999, among the largest capitalized and most liquid companies in the telecommunications industry as measured by market capitalization and trading volume.

          The Telecom HOLDRS may no longer consist of securities issued by companies involved in the telecommunications industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the telecommunications industry and will undertake to make adequate disclosure when necessary.

          Underlying securities. For a list of the underlying securities represented by Telecom HOLDRS, please refer to "Highlights of Telecom HOLDRS-- The Telecom HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

          No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Telecom HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any of their affiliates.

          General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

            The following table sets forth the composite performance of all of the 19 underlying securities represented by a single Telecom HOLDR, measured at the close of the business day on November 17, 1998, the first date when all of the underlying securities were publicly traded and thereafter as of the end of each month through February 2002. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.


1999                     Closing Price       2001               Closing Price
November 17.............    66.45            January 31.........    62.45
November 30.............    68.53            February 28........    55.69
December 31.............    88.47            March 30...........    52.62
                                             April 30...........    54.91
                                             May 31.............    53.65
2000                                         June 29............    51.35
January 31..............    84.96            July 31............    51.88
February 29.............    80.10            August 31..........    47.23
March 31................    89.07            September 28.......    49.93
April 28................    85.43            October 31.........    43.20
May 31..................    72.63            November 30........    43.98
June 30.................    74.34            December 31........    44.64
July 31.................    68.54
August 31...............    67.17
September 29............    66.09            2002
October 31..............    68.04            January 31.........    41.39
November 30.............    58.28            February 28........    39.03
December 29.............    54.07




                                  [LINE GRAPH]

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                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

          General. The depositary trust agreement, dated as of January 24, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Telecom HOLDRS, provides that Telecom HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, described below.

          The trustee. The Bank of New York serves as trustee for the Telecom HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

          Issuance, transfer and surrender of Telecom HOLDRS. You may create and cancel Telecom HOLDRS only in round-lots of 100 Telecom HOLDRS. You may create Telecom HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Telecom HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Telecom HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Telecom HOLDRS, the trust may require a minimum of more than one round-lot of 100 Telecom HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Telecom HOLDRS. Similarly, you must surrender Telecom HOLDRS in integral multiples of 100 Telecom HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Telecom HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

          Voting rights. The trustee will deliver to you proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

          Under the depositary trust agreement, any beneficial owner of Telecom HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Telecom HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

          Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Telecom HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities are of a company with a Standard & Poor's sector classification that is different from the sector classifications of any other company represented in the Telecom HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities the rights will be made available to you through the trustee, if practicable and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act. Otherwise, if practicable, the rights will be disposed of and the proceeds provided to you by the trustee. In all other cases, the rights will lapse.

          You will be obligated to pay any tax or other charge that may become due with respect to Telecom HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Telecom HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Telecom HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

            Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from the Telecom HOLDRS to you in the following four circumstances:

        A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Telecom HOLDRS.

        B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Telecom HOLDRS.

        C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Telecom HOLDRS only if, as provided in the amendment to the depositary trust agreement, the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Telecom HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received as consideration will be deposited into the trust.

        D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date such securities are delisted.

          To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

          As provided in the amendment to the depositary trust agreement, securities of a new company will be added to the Telecom HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Telecom HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. This will also apply if Sprint Corporation converts the PCS Group tracking stock into another class of securities of Sprint Corporation or one of its subsidiaries. For more information on the conversion rights of the PCS group tracking stock, please see Annex A.

          It is anticipated, as a result of the broadly defined sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in the Telecom HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Telecom HOLDRS will be distributed from the Telecom HOLDRS to you.

          Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are given only one sector classification. The securities included in the Telecom HOLDRS are currently represented in the Communication Services sector. The Standard & Poor's sector classifications of the securities included in the Telecom HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

          Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

          Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

          Withdrawal of underlying securities. You may surrender your Telecom HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Telecom HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Telecom HOLDRS.

          Further issuances of Telecom HOLDRS. The depositary trust agreement provides for further issuances of Telecom HOLDRS on a continuous basis without your consent.

          Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Telecom HOLDRS will surrender their Telecom HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Telecom HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Telecom HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Telecom HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

          If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

          Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Telecom HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Telecom HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Telecom HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Telecom HOLDRS.

          Issuance and cancellation fees. If you wish to create Telecom HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Telecom HOLDRS. If you wish to cancel your Telecom HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Telecom HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

          Commissions. If you choose to create Telecom HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

          Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Telecom HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Telecom HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

          Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286, temporarily relocated to 1 Wall Street, New York, NY 10286.

          Governing law. The depositary trust agreement and the Telecom HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

          Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Telecom HOLDRS.

          The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

          The following is a summary of the U.S. federal income tax consequences relating to the Telecom HOLDRS for:

     o    a citizen or resident of the United States;

     o a corporation or partnership created or organized in the United States or under the laws of the United States;

     o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

     o a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust (each of the above, a "U.S. receipt holder"); and

     o any person other than a U.S. receipt holder (a "Non-U.S. receipt holder").

          This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary generally is limited to investors who will hold the Telecom HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended. Moreover, this summary does not address Telecom HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

     The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Telecom HOLDRS

          A receipt holder purchasing and owning Telecom HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Telecom HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

          A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Telecom HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Telecom HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Telecom HOLDRS. Similarly, with respect to sales of Telecom HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Telecom HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

          The distribution of any securities by the trust upon the surrender of Telecom HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

          The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Telecom HOLDRS will reduce the amount realized with respect to the underlying securities.

          A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

          With respect to underlying securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

          If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value, determined at the spot rate on the date of the payment, regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

          Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

          Dividends and distributions made by a foreign issuer may be subject to a withholding tax. Some foreign issuers have made arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. It is expected that holders of Telecom HOLDRS will be able to use these arrangements to apply for a refund of withheld taxes.

          Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a passive foreign investment company (a "PFIC"). We do not believe that any of the foreign issuers of the underlying securities is currently a PFIC and do not anticipate that any issuer will become a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

     o    at least 75% of its gross income is "passive income;" or

     o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

          Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

          If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Telecom HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder elected to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

          A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, it is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

          A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on underlying securities of foreign issuers, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

          With respect to dividends of both U.S. and foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non- U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

          A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

          A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Telecom HOLDRS or of the underlying securities unless:

     o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

     o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

     o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non- U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

          Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

          Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S. receipt holder, you will be subject to U.S. backup withholding tax at a rate of up to 30.5% on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements.

          The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service.

          The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

          Any plan fiduciary which proposes to have a plan acquire Telecom HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Telecom HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

          In accordance with the depositary trust agreement, the trust issued Telecom HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Telecom HOLDRS. The trust delivered the initial distribution of Telecom HOLDRS against deposit of the underlying securities in New York, New York on approximately February 3, 2000.

          Investors who purchase Telecom HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

          Merrill Lynch, Pierce, Fenner & Smith Incorporated has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which it has received and will receive customary fees and commissions. Merrill Lynch, Pierce, Fenner & Smith Incorporated also may have served as counterparty in other transactions with certain of the issuers of the underlying securities.

          Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Telecom HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in such transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

          Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Telecom HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                  LEGAL MATTERS

          Legal matters, including the validity of the Telecom HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of Telecom HOLDRS, by Shearman & Sterling, New York, New York. Shearman & Sterling, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Telecom HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

          Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Telecom HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

          The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Exchange Act.

          Because the common stock of the issuers of the underlying securities is registered under the Exchange Act, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. In addition, information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

          The trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Telecom HOLDRS. This prospectus relates only to Telecom HOLDRS and does not relate to the common stock or other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Telecom HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the common stock of the issuers of the underlying securities, and therefore the offering and trading prices of the Telecom HOLDRS, have been publicly disclosed.

                                     ANNEX A

          This annex forms an integral part of the prospectus.

     The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary trading market, of each of the underlying securities in each month during 1997, 1998, 1999, 2000, 2001 and 2002. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. An asterisk (*) denotes that no shares of the issuer were outstanding during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                                ALLTEL CORP. (AT)

          ALLTEL Corp. provides services in two business segments: the telecommunications services segment which operates primarily in the southeastern and eastern United States and has expanded to include a presence in Alabama, Colorado, Kansas and Nebraska, and the information services segment which offers its services to customers throughout the world. The communications services segment offers wireline, wireless, long distance, competitive local exchange carrier, Internet access, personal communications services, and network management operations. It also sells telecommunications products and publishes telephone directories. The information services segment provides a wide range of services primarily to the financial services and telecommunications industries and also develops and markets software to financial services and telecommunications companies who offer their own information services. ALLTEL also owns subsidiaries that provide wide-area paging, information processing management services and telephone directory publishing.

             Closing            Closing             Closing            Closing            Closing            Closing
   1997       Price     1998     Price     1999      Price     2000     Price     2001     Price     2002    Price
January       32 1/8  January     42 3/4  January    64 9/16  January    66 3/4  January     59.18  January    55.48
February      35 3/8  February  45 11/16  February    59 7/8  February       58  February    53.70  February   55.65
March         32 1/2  March     43 11/16  March       62 3/8  March     63 1/16  March       52.46
April         31 1/2  April       42 3/4  April      67 7/16  April      66 5/8  April       54.61
May           32 7/8  May        39 7/16  May       71 11/16  May        65 5/8  May         57.99
June         33 7/16  June        46 1/2  June        71 1/2  June     61 15/16  June        61.26
July          32 7/8  July      41 15/16  July      71 13/16  July       61 5/8  July        61.65
August        31 5/8  August      44 7/8  August      67 5/8  August   50 37/64  August      58.00
September     34 1/2  September   47 1/8  September   70 3/8  September 52 3/16  September   57.95
October       35 3/8  October   46 13/16  October     83 1/4  October   64 7/16  October     57.14
November      39 3/4  November        53  November    86 1/2  November   61 1/4  November    65.08
December     41 1/16  December  59 13/16  December  82 11/16  December  62 7/16  December    61.73

          The closing price on March 6, 2002 was $56.85.

                                 AT&T CORP. (T)

          AT&T Corp. provides voice, data, and video communications services to residential consumers, large and small businesses and government entities in the United States. AT&T has also entered into alliances with international telecommunications services providers throughout the world to broaden the geographic range of its service offerings. AT&T provides domestic and international long distance, regional, local and wireless telecommunications services, cable television and Internet communications services. AT&T also provides directory and calling card services to support its communications business. AT&T markets and sells many of its services through it own direct sales force.

            Closing             Closing              Closing              Closing            Closing           Closing
   1997      Price      1998     Price       1999     Price      2000      Price     2001     Price    2002     Price
 January      26 1/4  January     41 3/4  January      60 1/2  January     52 3/4  January   23.99  January     17.70
 February   26 37/64  February  40 43/64  February     54 3/4  February    49 3/8  February  23.00  February    15.54
 March        23 1/4  March     43 53/64  March      53 13/64  March      56 5/16  March     21.30
 April      22 21/64  April      40 5/64  April        50 1/2  April       46 5/8  April     22.28
 May          24 1/2  May       40 37/64  May          55 1/2  May       34 11/16  May       21.17
 June         23 3/8  June       38 5/64  June       55 13/16  June      31 13/16  June      22.00
 July       24 35/64  July      40 27/64  July         52 1/8  July      30 15/16  July      20.21
 August           26  August    33 27/64  August           45  August    31 25/64  August    19.04
 September    29 1/2  September 38 61/64  September    43 1/2  September   29 3/8  September 19.30
 October    32 37/64  October   41 43/64  October      46 3/4  October    23 3/16  October   15.25
 November     37 1/4  November  41 29/64  November     55 7/8  November    19 5/8  November  17.49
 December     40 7/8  December    50 1/2  December   50 13/16  December    17 1/4  December  18.14

          The closing price on March 6, 2002 was $16.24.

                                 BCE INC. (BCE)

          BCE provides residence and business customers in Canada with wireline and wireless telecommunications products and applications, satellite communications and direct-to-home television services, systems integration expertise, electronic commerce solutions, Internet access and high-speed data services and directories. BCE's services are provided largely under the Bell brand name.

             Closing             Closing              Closing               Closing            Closing             Closing
   1997       Price     1998      Price      1999      Price      2000       Price     2001     Price      2002     Price
January       25 1/8  January      31 1/4  January      44 5/8  January     102 3/16  January     28.56  January     21.96
February      24 1/4  February    35 9/16  February    40 7/16  February   109 15/16  February    26.65  February    20.87
March             23  March        41 3/4  March       44 5/16  March       125 7/16  March       22.51
April         23 3/8  April       42 9/16  April      45 11/16  April        114 3/4  April       24.95
May           26 1/2  May         46 1/16  May         46 1/16  May               23  May         25.38
June              28  June       42 11/16  June        49 5/16  June        23 13/16  June        26.30
July         30 7/16  July        40 5/16  July       49 11/16  July        22 13/16  July        26.73
August       28 5/16  August      32 3/16  August       46 3/4  August      22 25/64  August      24.82
September     29 7/8  September  27 15/16  September  49 13/16  September     23 3/8  September   22.05
October       27 7/8  October     34 1/16  October      60 1/4  October      27 1/16  October     22.13
November     30 5/16  November    35 9/16  November     67 5/8  November      27 3/8  November    23.02
December     33 5/16  December   37 15/16  December    90 3/16  December    28 15/16  December    22.80

         The closing price on March 6, 2002 was $21.80.

                              BELLSOUTH CORP. (BLS)

          BellSouth Corp. provides voice and data services in the United States and internationally. BellSouth's operations are divided into wireline communications, domestic wireless, international operations and advertising and publishing operating segments. Its wireline communications segment offers local exchange, network access and long distance services in the southeastern United States. BellSouth provides domestic wireless voice and data services through its joint venture with SBC communications. BellSouth, through its international wireless segment, has entered into ventures in Latin America, Asia and Europe to provide cellular services and technology. The advertising and publishing segment prints and sells advertising in telephone directories. BellSouth markets its products primarily through its own sales representatives and promotes its brand name and services by advertising in connection with major sports and cultural events, such as the Olympics and through its affiliation with several professional and collegiate sports organizations.

             Closing              Closing              Closing              Closing             Closing            Closing
   1997       Price      1998      Price      1999      Price      2000      Price      2001     Price     2002     Price
January       22 3/16  January     30 9/32  January      44 5/8  January    46 15/16  January     42.14  January     40.00
February      23 7/16  February   30 15/32  February     46 1/2  February    40 9/16  February    41.96  February    38.76
March         21 1/16  March      33 23/32  March       40 1/16  March        46 7/8  March       40.92
April          22 1/4  April       32 3/32  April        44 1/2  April      48 11/16  April       41.96
May          22 11/16  May          32 1/4  May         47 3/16  May        46 11/16  May         41.23
June          23 3/16  June        33 9/16  June         46 1/8  June         42 5/8  June        40.27
July         23 11/16  July         34 3/8  July        48 1/16  July       39 13/16  July        40.70
August             22  August      34 9/32  August       45 1/4  August     37 21/64  August      37.30
September      23 1/8  September    37 5/8  September        45  September    40 1/2  September   41.55
October      23 21/32  October    39 25/32  October          45  October     48 5/16  October     37.00
November       27 3/8  November     43 5/8  November    46 1/16  November   41 13/16  November    38.50
December      28 5/32  December     49 7/8  December   46 13/16  December   40 15/16  December    38.15

          The closing price on March 6, 2002 was $39.50.

                              BROADWING INC. (BRW)

          Broadwing Inc. is an integrated communications company delivering voice, data, wireless and Internet solutions to a variety of customers across the United States. Broadwing provides Internet access and hosting, local and long distance services, broadband transport, data transport, such as frame relay (high-speed data transfer over telephone lines), and managed services, such as information technology consulting.

             Closing              Closing              Closing              Closing             Closing            Closing
   1997       Price      1998      Price      1999      Price      2000      Price      2001     Price     2002     Price
January      30 15/16  January    35 13/16  January     20 5/16  January          38  January     28.08  January      7.99
February           31  February         32  February     19 3/4  February   29 11/16  February    23.52  February     6.28
March          28 1/4  March        35 5/8  March       22 7/16  March       37 3/16  March       19.15
April              28  April        38 1/4  April      22 11/16  April       28 5/16  April       24.80
May            30 3/4  May        31 13/16  May         24 3/16  May        23 13/16  May         24.69
June           31 1/2  June         28 5/8  June       24 15/16  June        26 1/16  June        24.45
July               30  July         32 1/8  July         21 1/4  July         26 1/4  July        24.31
August       26 15/16  August       23 1/2  August       18 1/2  August     27 15/16  August      17.96
September      28 1/4  September        26  September   19 7/16  September   25 9/16  September   16.08
October            27  October    25 15/16  October    20 13/16  October      28 1/4  October      9.26
November       29 1/2  November     31 1/2  November         29  November     21 1/2  November     9.52
December           31  December   37 13/16  December     36 7/8  December   22 13/16  December     9.50

          The closing price on March 6, 2002 was $8.25.

                             CENTURYTEL, INC. (CTL)

          CenturyTel, Inc. is a regional integrated communications company engaged primarily in providing local exchange telephone services and wireless communications services in 20 states in the United States. CenturyTel local telephone operations offers its services primarily in rural and smaller suburban areas in its coverage area. CenturyTel also provides long distance, Internet operations, call center operations and home and business security and monitoring services in certain local and regional markets.

             Closing              Closing              Closing              Closing             Closing            Closing
   1997       Price      1998      Price      1999      Price      2000      Price      2001     Price     2002     Price
January      13 15/16  January     23 7/16  January    45 21/64  January      38 5/8  January     31.38  January     30.78
February     13 39/64  February    27 7/64  February   41 11/64  February     33 5/8  February    28.82  February    33.20
March         13 7/64  March      27 11/64  March      46 53/64  March        37 1/8  March       28.75
April         13 9/32  April        28 3/8  April        40 1/4  April        24 1/2  April       27.18
May           13 7/16  May        29 35/64  May         38 5/16  May              27  May         28.44
June         14 31/32  June       30 37/64  June         39 3/4  June         28 3/4  June        30.30
July         16 21/64  July       33 11/64  July         42 3/4  July        29 5/16  July        30.96
August        16 9/64  August       30 1/4  August      39 5/16  August     28 13/16  August      35.05
September     19 9/16  September    31 1/2  September    40 5/8  September    27 1/4  September   33.50
October      18 55/64  October      37 7/8  October     40 7/16  October      38 1/2  October     31.60
November     20 15/32  November         38  November         46  November    35 3/16  November    33.80
December     22 .9/64  December         45  December     47 3/8  December     35 3/4  December    32.80

          The closing price on March 6, 2002 was $34.85.

                       LEVEL 3 COMMUNICATIONS, INC. (LVLT)

          Level 3 Communications, Inc. provides, a broad range of integrated communications services through technology and equipment that it owns or leases. Level 3 currently has four business segments: communications, outsourcing and applications, which comprise communications and information services, and coal mining. Level 3 has created an advanced international Internet technology-based network consisting of both local and long distance networks. Level 3 currently offers broadband transport services, colocation services, submarine transmission services, computer operations outsourcing, Internet access and related services, which allow its customers to utilize its facilities network and support services rather than investing in their own.

             Closing              Closing              Closing               Closing              Closing            Closing
   1997       Price      1998      Price      1999      Price      2000       Price      2001      Price     2002     Price
January         *      January    19 15/16  January      52 3/8  January    117 15/16  January      40.68  January      3.00
February        *      February     24 3/4  February         56  February     113 7/8  February     25.31  February     3.02
March           *      March      35 13/16  March      72 13/16  March        105 3/4  March        17.37
April           *      April            31  April       90 1/16  April             89  April        14.23
May             *      May         25 1/32  May          78 1/2  May          76 5/16  May          11.20
June            *      June             37  June        60 1/16  June              88  June          5.49
July            *      July         41 1/4  July             53  July         68 7/16  July          4.47
August          *      August     29 25/32  August       59 3/4  August      87 15/64  August        3.82
September       *      September  31 15/16  September   52 7/32  September     77 1/8  September     3.78
October             7  October     32 9/16  October      68 3/8  October     47 11/16  October       3.44
November     10 45/64  November     34 1/2  November   67 13/16  November      26 7/8  November      5.58
December     14 51/64  December     43 1/8  December     81 7/8  December    32 13/16  December      5.00

          The closing price on March 6, 2002 was $4.90.

                              McLEODUSA INC. (MCLDQ)

         McLeodUSA Inc. provides communications services to business and residential customers in the southwest, midwest and western regions of the United States. McLeodUSA offers local, long distance, data, voice mail, paging, Internet access, web hosting, bandwidth leasing and colocation services. McLeodUSA also sells advertising space in telephone directories, offers special access, private line and data services, communications network maintenance services, video services and telemarketing services. McLeodUSA offers a single bill format through which all of its services provided to a customer are aggregated in one statement. On December 3, 2001, McLeodUSA announced a comprehensive reorganization and restructuring plan. The plan is subject to the approval of McLeodUSA bondholders and other security holders.

             Closing              Closing            Closing              Closing             Closing            Closing
   1997       Price      1998      Price    1999      Price      2000      Price      2001     Price     2002     Price
January       3 53/64  January    5 47/64  January     6 59/64  January    22 59/64  January     18.68  January    0.19
February      2 63/64  February     6 1/2  February    6 27/64  February   29 21/64  February    13.12  February   0.18
March         2 61/64  March       7 3/64  March             7  March      28 17/64  March        8.68
April          3 1/16  April      7 43/64  April       9 11/32  April            25  April        8.85
May           3 61/64  May        6 59/64  May         8 59/64  May              20  May          4.61
June            5 5/8  June       6 31/64  June        9 11/64  June       20 11/16  June         4.59
July          5 47/64  July       6 15/64  July        9 15/16  July       16 15/16  July         2.44
August        5 41/64  August     4 53/64  August       11 1/8  August     15 13/16  August       1.25
September     6 37/64  September  3 41/64  September   14 3/16  September   14 5/16  September    0.77
October        6 3/16  October     6 3/32  October      14 7/8  October      19 1/4  October      0.75
November      6 11/64  November    5 5/32  November   14 21/64  November    13 9/16  November     0.56
December      5 21/64  December   5 13/64  December     19 5/8  December     14 1/8  December     0.37


          The closing price on March 6, 2002 was $0.18.

                       NEXTEL COMMUNICATIONS, INC. (NXTL)

          Nextel Communications, Inc. provides digital wireless communications services to its customers in the United States. Nextel's network offers a digital wireless communications system with digital cellular, text and numeric paging capabilities and a digital two-way radio feature that allows users to instantly contact other users. Nextel's digital mobile network utilizes a single transmission technology, and is referred to as integrated Enhanced Network
(iDEN) technology. Nextel also has ownership interests in international wireless companies operating in Latin America, Asia and Canada.

             Closing              Closing              Closing              Closing             Closing            Closing
   1997       Price      1998      Price      1999      Price      2000      Price      2001     Price     2002     Price
January       7 11/16  January    13 21/32  January          16  January     53 3/16  January     34.31  January     8.05
February        7 1/8  February   14 25/32  February    15 1/32  February     68 3/8  February    24.06  February    4.99
March         6 11/16  March        16 7/8  March       18 5/16  March        74 1/8  March       14.37
April         6 19/32  April      14 11/32  April      20 15/32  April      54 23/32  April       16.25
May             7 3/8  May        11 25/32  May         18 7/16  May         46 5/16  May         15.92
June          9 15/32  June        12 7/16  June        25 3/32  June        61 3/16  June        17.50
July          12 1/16  July       13 25/64  July       26 25/32  July       55 15/16  July        16.65
August       12 17/32  August       9 1/32  August     28 29/32  August      55 7/16  August      12.08
September     14 7/16  September   10 3/32  September  33 29/32  September    46 3/4  September    8.64
October        13 1/8  October      9 1/16  October     43 3/32  October     38 7/16  October      7.95
November       12 5/8  November     10 3/4  November    49 9/16  November         31  November    10.71
December           13  December   11 13/16  December    51 9/16  December     24 3/4  December    10.96

          The closing price on March 6, 2002 was $6.28.

                             NTL INCORPORATED (NLI)

          NTL Incorporated is a broadband services company that operated primarily in the United Kingdom and the Republic of Ireland that provides residential, business and wholesale customers with telephone, cable television and Internet access services. NTL also provides telecommunication services in Switzerland, France and Australia and has made investments in broadband cable operations in Germany and Sweden. NTL provides these services over local, national and international network infrastructure.

             Closing              Closing              Closing              Closing             Closing             Closing
   1997       Price      1998      Price      1999      Price      2000      Price      2001     Price      2002     Price
January        15 1/8  January    20 31/64  January    53 13/64  January   100 21/32  January      39.01  January      0.39
February     12 13/32  February    21 9/32  February   49 23/32  February     91 1/2  February     25.99  February     0.18
March        13 49/64  March      27 11/16  March       52 5/64  March      92 13/16  March        25.15
April        12 31/64  April      24 61/64  April      48 51/64  April        76 1/2  April        29.09
May          14 41/64  May              26  May         60 7/16  May         59 1/16  May          21.49
June         15 59/64  June       34 15/64  June        55 5/32  June         59 7/8  June         12.05
July         13 49/64  July       34 23/32  July       66 31/64  July        45 1/16  July          9.51
August        14 5/32  August      25 9/16  August     62 27/32  August     43 13/16  August        4.96
September      16 7/8  September  27 33/64  September    61 1/2  September   46 5/16  September     3.10
October      17 23/64  October    30 11/16  October    60 19/64  October    43 15/16  October       3.40
November           18  November   35 41/64  November   72 61/64  November     27 1/4  November      1.85
December     17 27/32  December     36 1/8  December   99 51/64  December   23 15/16  December      0.94

          The closing price on March 6, 2002 was $0.22.

                   QWEST COMMUNICATIONS INTERNATIONAL INC. (Q)

          Qwest Communications International Inc. is a broadband Internet communications company. Quest's operations are divided into four segments: retail, wholesale, network services and directory services. The retail services segment provides communications services including Internet, wireless, data and long-distance services. The wholesale services segment provides exchange access services that connect customers to the facilities of interexchange carriers and interconnection between Qwest's telecommunications network and competitive local exchange carriers. Network services provides access to Qwest's telecommunications network, including information technologies. The directory services segment publishes telephone directories and provides electronic directory and other information services.

             Closing              Closing              Closing             Closing             Closing            Closing
   1997       Price      1998      Price      1999      Price      2000     Price      2001     Price     2002     Price
January         *      January    17 23/32  January    29 31/32  January     39 3/8  January     42.12  January     10.50
February        *      February    17 9/16  February   30 23/32  February    46 1/4  February    36.97  February     8.70
March           *      March       19 7/16  March       36 3/64  March           48  March       35.05
April           *      April       19 9/32  April      42 23/32  April      43 9/16  April       40.90
May             *      May        16 17/32  May          42 5/8  May        42 5/16  May         36.74
June          6 13/16  June        17 7/16  June        33 1/16  June      49 11/16  June        31.87
July          7 25/32  July        20 3/16  July         29 1/2  July        49 3/4  July        26.00
August        10 3/16  August       12 1/2  August       28 3/4  August    51 33/64  August      21.50
September    11 17/32  September  15 21/32  September   29 9/16  September   48 1/8  September   16.70
October       15 7/16  October     19 9/16  October          36  October     48 5/8  October     12.95
November     13 21/32  November         20  November    34 3/16  November    37 3/4  November    11.90
December       14 7/8  December         25  December         43  December    40 7/8  December    14.13

          The closing price on March 6, 2002 was $10.08.

                          SBC COMMUNICATIONS INC. (SBC)

          SBC Communications Inc. provides communications services and products in the United States. SBC provides local and long distance phone services, wireless and data communications, paging, Internet services and messaging, cable and satellite television, security services and telecommunications equipment. SBC operations are conducted through its subsidiaries, which include large regional and national operators such as Ameritech, Nevada Bell, Pacific Bell, Southwestern Bell and SNET. SBC has international operations in businesses located in more than 20 countries outside the United States.

             Closing              Closing              Closing             Closing             Closing            Closing
   1997       Price      1998      Price      1999      Price      2000     Price      2001     Price     2002     Price
January        27 1/2  January      38 7/8  January          54  January     42 7/8  January      48.35  January     37.45
February       28 3/4  February   37 13/16  February     52 7/8  February   38 1/16  February     47.70  February    37.84
March          26 1/4  March        43 3/8  March       47 3/16  March       42 1/8  March        44.63
April          27 3/4  April       41 7/16  April        55 3/4  April     43 13/16  April        41.25
May            29 1/4  May          38 7/8  May          51 1/8  May       43 11/16  May          43.05
June         30 15/16  June             40  June             58  June        43 1/4  June         40.06
July         29 19/32  July       40 15/16  July         57 1/8  July       42 9/16  July         45.03
August        27 3/16  August      38 1/16  August      48 1/16  August    41 49/64  August       40.91
September    30 23/32  September    44 3/8  September   51 1/16  September   49 7/8  September    47.12
October      31 13/16  October     46 5/16  October          53  October   57 11/16  October      38.11
November      36 5/16  November   47 15/16  November     51 7/8  November  54 15/16  November     37.38
December       36 5/8  December     53 5/8  December     48 3/4  December    47 3/4  December     39.17

          The closing price on March 6, 2002 was $39.03.

                       SPRINT CORPORATION--FON GROUP (FON)

          Sprint Corporation's Fon Group provides domestic and international long distance communications, local exchange communications, product distribution and directory publishing activities. The Fon Group's long distance division operates a digital network in the United States and provides voice, data and video communication services throughout the world. The local division provides local telephone services in the United States. The product distribution division provides wholesale distribution services of telecommunications products and the directory publishing division publishes and markets phone directories. In November 1998, Sprint Corporation reclassified its publicly traded common shares into PCS Group tracking stock, which tracks the performance of Sprint's wireless telecommunications operations and FON Group tracking stock, which tracks the performance of all of Sprint's other operations including its long distance and local telecommunications divisions, its product distribution and directory publishing businesses and its interests in other telecommunications investments and alliances. Owning either stock does not represent a direct legal interest in the assets and liabilities of the PCS Group or the FON Group. Rather, shareholders remain invested in Sprint Corporation.

          Some of the terms of the FON Group tracking stock include:

          Voting. Holders of FON Group tracking stock do not have direct voting rights in the FON Group. The FON Group tracking stock votes with all the other classes of Sprint stock. The FON stock has one vote per share, however the voting power of each PCS share will vary depending on the relative market values of the tracking stock.

          Dividends. Sprint is not required to pay dividends on the shares of the FON Group tracking stock. Any dividends that are declared would be limited to an amount that is equivalent to what would legally be available for dividends if the FON Group were a stand-alone corporation. In addition, Sprint may choose to pay dividends to holders of any other class of stock without paying dividends to holders of the tracking stock.

          Dissolution. In the event of a dissolution of Sprint, the holders of FON Group tracking stock do not have a preferential right to the assets of the FON Group's operations.

          Please see Sprint's public filings for more information on its tracking stock. For information on where you can access Sprint's filings, please see "Where you can find more information."

          The historical stock prices listed below reflect the performance of the FON Group tracking stock.

             Closing              Closing              Closing              Closing             Closing            Closing
   1997       Price      1998      Price      1999      Price      2000      Price      2001     Price     2002     Price
January        20 3/8  January    29 25/32  January    41 15/16  January      64 5/8  January     24.80  January     17.70
February       22 3/4  February         33  February   42 29/32  February         61  February    22.36  February    14.09
March        22 11/16  March      33 27/32  March       49 1/16  March            63  March       21.99
April        21 15/16  April       34 5/32  April       51 9/32  April        61 1/2  April       21.38
May           24 7/16  May        35 15/16  May          56 3/8  May          60 1/2  May         20.31
June           26 1/8  June         35 1/4  June             53  June             51  June        21.36
July           24 3/4  July             35  July       51 11/16  July         35 5/8  July        23.34
August         23 1/2  August     33 17/32  August       44 3/8  August     33 33/64  August      23.34
September          25  September        36  September    54 1/4  September   29 5/16  September   24.01
October            26  October      38 3/8  October     74 9/16  October      25 1/2  October     20.00
November      29 9/32  November    36 7/16  November     69 3/8  November         23  November    21.79
December      29 5/16  December    42 1/16  December    67 5/16  December    20 5/16  December    20.08

          The closing price on March 6, 2002 was $15.83.

                       SPRINT CORPORATION--PCS GROUP (PCS)

          Sprint Corporation's PCS Group operates a fully digital wireless telecommunications network in the United States with licenses to provide nationwide service using a single frequency and technology. The PCS Group currently serves many large metropolitan markets in the United States and Puerto Rico and the United States Virgin Islands. In November 1998, Sprint Corporation reclassified its publicly traded common shares into PCS Group tracking stock, which tracks the performance of Sprint's wireless telecommunications operations and FON Group tracking stock, which tracks the performance of all of Sprint's other operations including its long distance and local telecommunications divisions, its product distribution and directory publishing businesses and its interests in other telecommunications investments and alliances. Owning either stock does not represent a direct legal interest in the assets and liabilities of the PCS Group or the FON Group. Rather, shareholders remain invested in Sprint Corporation.

          Some of the terms of the PCS Group tracking stock include:

          Voting. Holders of PCS Group tracking stock do not have direct voting rights in the PCS Group. The PCS Group tracking stock votes with all the other classes of Sprint stock. The number of votes attributed to each share of the PCS Group tracking stock is equal to the ratio of the average trading prices of one share of PCS Group tracking stock to one share of FON Group tracking stock and will, therefore, vary depending on the relative market values of the tracking stock.

          Conversion. Beginning November 23, 2001, Sprint may convert each share of PCS Group tracking stock into FON Group tracking common stock at 10% premium to the market price. After November 22, 2002, the conversion ratio will be determined by the board of directors of Sprint and is not required to be at a premium to the market price. Sprint may also convert all outstanding shares of PCS Group tracking stock for specified amounts of the stock of a subsidiary of Sprint that holds the assets of the PCS Group. In addition, where Sprint disposes of 80% or more of the assets attributed to the PCS Group, Sprint may be required to distribute to the holders of PCS Group tracking stock the attributable proceeds of the disposition in the form of cash or securities or convert the outstanding PCS Group tracking stock into FON Group tracking stock at a 10% premium to the market price.

          Dividends. Sprint is not required to pay dividends on the shares of the PCS Group tracking stock. Any dividends that are declared would be limited to an amount that is equivalent to what would legally be available for dividends if the PCS Group were a stand-alone corporation. In addition, Sprint may choose to pay dividends to holders of any other class of stock without paying dividends to holders of the tracking stock.

          Dissolution. In the event of a dissolution of Sprint, the holders of PCS Group tracking stock do not have a preferential right to the assets of Sprint's wireless operations. Each share of PCS Group will be attributed a portion of any remaining assets of Sprint. It is expected that the holders of FON Group tracking stock will be attributed the majority of any of Sprint's remaining assets.

          Please see Sprint's public filings for more information on its tracking stock. For information on where you can access Sprint's filings, please see "Where you can find more information."

          The historical stock prices listed below reflect the performance of the PCS Group tracking stock.

             Closing             Closing             Closing              Closing            Closing             Closing
   1997       Price     1998      Price     1999      Price      2000      Price     2001     Price      2002     Price
January         *     January       *     January      15 7/8  January    55 1/32  January      30.50  January     16.38
February        *     February      *     February         16  February    51 3/4  February     25.18  February     9.25
March           *     March         *     March       22 5/32  March       65 1/2  March        19.00
April           *     April         *     April        21 1/8  April           55  April        25.63
May             *     May           *     May          22 1/2  May         55 1/2  May          22.00
June            *     June          *     June         28 1/2  June        59 1/2  June         24.15
July            *     July          *     July        30 5/16  July        54 1/4  July         25.92
August          *     August        *     August       29 7/8  August     50 3/16  August       24.98
September       *     September     *     September   37 9/32  September   35 1/8  September    26.29
October         *     October       *     October    41 15/32  October     38 1/8  October      22.30
November        *     November   7 31/32  November     45 7/8  November  22 11/16  November     24.95
December        *     December   11 9/16  December     51 1/4  December   20 7/16  December     24.41

          The closing price on  March 6, 2002 was $11.47.

                     TELEPHONE AND DATA SYSTEMS, INC. (TDS)

          Telephone and Data Systems, Inc. (TDS) is a diversified telecommunications company with wireless and wireline telephone operations. TDS conducts substantially all of its wireless operations through its over 80% owned subsidiary, United States Cellular Corporation. TDS's distribution channels include direct sales personnel, agents and retail service centers in the majority of its markets.

             Closing              Closing              Closing              Closing             Closing            Closing
   1997       Price      1998      Price      1999      Price      2000      Price      2001     Price     2002     Price
January        38 1/8  January          44  January      53 1/4  January         104  January    105.50  January     86.50
February           40  February    43 9/16  February     50 1/4  February    105 1/2  February    93.45  February    87.15
March          38 3/8  March        47 1/2  March        56 3/8  March           111  March       93.50
April              37  April        47 1/2  April        59 7/8  April           102  April      105.00
May          38 13/16  May          43 3/4  May         67 5/16  May             106  May        105.50
June         37 15/16  June         39 3/8  June         73 1/8  June        100 1/4  June       108.75
July           38 3/8  July             40  July         74 3/8  July        111 3/8  July       107.75
August         39 1/2  August       33 1/8  August       69 5/8  August          116  August     103.25
September          45  September    34 7/8  September  88 13/16  September 110 45/64  September   94.30
October        42 1/2  October      39 7/8  October     115 1/4  October     105 1/2  October     87.90
November     43 15/16  November     42 3/4  November   133 3/16  November   90 19/64  November    90.00
December      46 9/16  December   44 15/16  December        126  December         90  December    89.75

          The closing price on March 6, 2002 was $90.15.

                           VERIZON COMMUNICATIONS (VZ)

          (Bell Atlantic Corporation doing business as Verizon Communications)

          Verizon Communications is a telecommunications company that provides local telephone, wireless communications, long-distance and Internet services. Verizon operates four different segments: domestic wireless communications providing local telephone services in over 30 states, including voice and data transport; domestic wireless products and services, including cellular; international including both international wireline and wireless telecommunication operations and investments servicing customers in the Americas, Europe, Asia and Africa; and information services, which include domestic and international publishing businesses, including print and electronic directories and Internet-based shopping guides, website creation and other electronic commerce services. The historical stock prices below are the historical stock prices of Bell Atlantic Corporation whose shares continue to trade on the New York Stock Exchange under the new symbol "VZ".

             Closing              Closing              Closing              Closing             Closing            Closing
   1997       Price      1998      Price      1999      Price      2000      Price      2001     Price     2002     Price
January        33 5/8  January     46 9/32  January          60  January    61 15/16  January     54.95  January     46.35
February      34 9/16  February     44 7/8  February     57 5/8  February   48 15/16  February    49.50  February    46.80
March          30 3/8  March        51 1/8  March      51 11/16  March        61 1/8  March       49.30
April          33 7/8  April      46 25/32  April        57 5/8  April            60  April       55.07
May                35  May        45 13/16  May          54 3/4  May          52 7/8  May         54.85
June         37 15/16  June         45 5/8  June         65 3/8  June       50 15/16  June        53.50
July          36 9/32  July       45 11/32  July             64  July         46 3/4  July        54.15
August        36 3/16  August       44 1/8  August      61 5/16  August     43 33/64  August      50.00
September     40 7/32  September   48 7/16  September   67 5/16  September   48 7/16  September   54.11
October            40  October     53 3/16  October    64 15/16  October          56  October     49.81
November       44 5/8  November     55 5/8  November    63 5/16  November    56 3/16  November    47.00
December       45 1/2  December         54  December    61 9/16  December     50 1/8  December    47.46

          The closing price on March 6, 2002 was $48.09.

                              WORLDCOM, INC. (WCOM)

          WorldCom, Inc. provides fully integrated local, long distance, international and Internet services through its own network of fiber optic cables, digital microwave for data transmission and fixed and transportable satellite stations on land. WorldCom offers long-distance and local services, dedicated and dial-up Internet access, wireless services, toll-free services, calling cards, private lines, debit cards, conference calling and messaging services. WorldCom operates a "local-to-global-to-local" network with facilities throughout North America, Latin America, Europe and the Asia-Pacific region, which reduces its reliance on capacity provided by local public telecommunications operators. On November 1, 2000 WorldCom announced plans to create two new series tracking stocks: WorldCom, intended to track the performance of its data, Internet, hosting and international businesses; and MCI, intended to track its consumer, small business, wholesale long-distance voice operations and dial-up Internet access operations.

             Closing              Closing              Closing              Closing             Closing            Closing
   1997       Price      1998      Price      1999      Price      2000      Price      2001     Price     2002     Price
January        16 3/4  January      23 7/8  January    53 11/64  January    45 15/16  January     21.56  January     10.05
February       17 3/4  February   25 29/64  February         55  February     44 5/8  February    16.63  February     7.52
March        14 43/64  March      28 45/64  March       59 3/64  March       45 5/16  March       18.69
April              16  April      28 33/64  April      54 51/64  April       45 7/16  April       18.25
May            19 3/4  May        30 21/64  May        57 37/64  May          37 5/8  May         17.84
June         21 21/64  June       32 19/64  June         57 3/8  June         45 7/8  June        14.20
July         23 19/64  July         35 1/4  July             55  July        39 1/16  July        14.00
August       19 61/64  August     27 19/64  August       50 1/2  August       36 1/2  August      12.86
September    23 37/64  September  32 37/64  September  47 59/64  September    30 3/8  September   15.04
October      22 27/64  October    36 53/64  October    57 13/64  October      23 3/4  October     13.45
November     21 21/64  November   39 21/64  November     55 1/8  November   14 15/16  November    14.54
December     20 11/64  December   47 53/64  December    53 1/16  December    14 1/16  December    14.08

         The closing price on March 6, 2002 was $8.64.

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                                 March 12, 2002






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